                                                                    Exhibit 99.3

                        PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma combined condensed statement of condition as of September 30, 1993, gives effect to (i) the acquisition of Secor Bank, Federal Savings Bank ("Secor") by First Alabama Bancshares, Inc. ("First Alabama") and (ii) the acquisition of First Federal Savings Bank of DeFuniak Springs, Florida and First Federal Savings Bank of Marianna, Florida ("Other Acquisitions") by First Alabama, assuming all the acquisitions are treated as purchases for accounting purposes, as if all the transactions had been consummated on September 30, 1993.

The following unaudited pro forma combined condensed statements of income for the year ended December 31, 1992, and the nine months ended September 30, 1993, give effect to (i) the acquisition of Secor by First Alabama and (ii) the Other Acquisitions by First Alabama, assuming that all the acquisitions are treated as purchases for accounting purposes, as if all the transactions had been consummated on January 1, 1992.

The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operations which would actually have occurred if the transactions had been consummated in the past or which may be obtained in the future.

The Amended and Restated Agreement and Plan of Reorganization between
First Alabama and Secor dated as of May 26, 1993, and amended and restated as of August 15, 1993 (the "Agreement"), provided that Secor would use its best efforts to modify and change its loan and real estate valuation policies and practices (including potential strategies for more rapid disposition and recovery of certain classified assets) immediately prior to consummation of the Merger so as to be consistent on a mutually satisfactory basis with those of First Alabama and, in addition, immediately prior to consummation of the Merger, Secor would record certain expenses incurred in connection with the Merger and related matters. The aggregate amount of the pro forma adjustments resulting from such actions, as reflected in the accompanying pro forma financial information, is estimated based on current information and, therefore, is subject to modification.


The unaudited pro forma combined condensed financial statements should be read in conjunction with the audited financial statements and notes of Secor, included as Exhibit 99.1 to this Current Report on Form 8-K.

                         FIRST ALABAMA BANCSHARES, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
                            AS OF SEPTEMBER 30, 1993




                                                                                                                        FIRST
                                                                                                                       ALABAMA,
                                                                            FIRST                                       SECOR,
                                                                           ALABAMA                                    AND OTHER
                                                          ADJUSTMENTS     AND SECOR                   ADJUSTMENTS    ACQUISITIONS
                                  FIRST                    INCREASE       PRO FORMA       OTHER        INCREASE       PRO FORMA
                                 ALABAMA       SECOR      (DECREASE)       COMBINED    ACQUISITIONS   (DECREASE)       COMBINED
                                ----------   ----------   -----------     ----------   ------------   -----------    ------------
                                                                         (IN THOUSANDS)

ASSETS
Cash and due from banks.......  $  405,484   $    8,264    $     846 (b)  $ 414,594      $  5,074       $   351(f)   $   420,019
Interest-bearing deposits in
  banks.......................         628       57,149      (30,761)(b)     27,016         1,961                         28,977
Investment securities.........   1,646,778      629,087       17,629 (a)  2,293,494        32,098        (8,498)(h)    2,317,094
Trading account assets........       9,897                                    9,897                                        9,897
Assets held for sale..........     228,028       15,960                     243,988                                      243,988
Federal funds sold and
  securities purchased under
  agreements to resell........       5,391                                    5,391         2,914                          8,305
Loans, net of unearned
  income......................   5,578,326    1,071,278        6,130 (a)  6,655,734       143,477                      6,799,211
Less: Allowance for loan
  losses......................     (86,939)     (12,185)      (2,400)(a)   (101,524)       (1,399)                      (102,923)
Covered assets................                    1,830                       1,830                                        1,830
Premises and equipment, net...     118,775       17,262          292 (a)    136,329         2,574                        138,903
Other real estate.............      13,878        7,064         (439)(a)     20,503         1,480                         21,983
Excess purchase price.........      27,016          521        8,987 (a)     36,524                       1,499(g)        40,406
                                                                                                          2,383(h)
Purchased mortgage servicing
  rights......................      47,569        1,808                      49,377                                       49,377
Due from customers on
  acceptances.................      15,680                                   15,680                                       15,680
Deferred tax asset............                                21,160 (a)     21,160                                       21,160
Other assets..................     135,327       51,981                     187,308         1,419                        188,727
                                ----------   ----------   -----------     ----------   ------------   -----------    ------------
        Total Assets..........  $8,145,838   $1,850,019    $  21,444    $10,017,301      $189,598       $(4,265)     $10,202,634
                                ----------   ----------   -----------     ----------   ------------   -----------    ------------
                                ----------   ----------   -----------     ----------   ------------   -----------    ------------

LIABILITIES AND EQUITY
Non-interest-bearing
  deposits....................  $1,137,005   $   23,674    $             $1,160,679      $ 28,688       $            $ 1,189,367
Interest-bearing deposits.....   5,906,041    1,340,245       12,645 (a)  7,258,931       139,208                      7,398,139
Federal funds purchased and
  securities sold under
  agreements to repurchase....     115,632                                  115,632                                      115,632
Other borrowed money..........     164,220      331,803        7,363 (a)    503,386                                      503,386

Bank acceptances
  outstanding.................      15,680                                   15,680                                       15,680
Other liabilities.............     101,244       43,480        8,000 (e)    152,724         1,263                        153,987
                                ----------   ----------   -----------     ----------   ------------                  ------------
        Total Liabilities.....   7,439,822    1,739,202       28,008      9,207,032       169,159                      9,376,191
                                ----------   ----------   -----------     ----------   ------------                  ------------
Stockholders' Equity:
  Preferred stock.............                    1,000       (1,000)(c)
  Common stock................      24,430           45            1 (b)     26,443         1,382            94 (f)       26,443
                                                                 (46)(c)                                 (1,471)(i)
                                                               2,013 (d)                                     (5)(j)
  Common stock warrants.......                   18,935      (18,935)(b)
  Surplus.....................     269,527       28,608      (10,981)(b)    371,767         6,207           257 (f)      371,246
                                                             (17,627)(c)                                   (521)(g)
                                                             102,240 (d)                                 (3,741)(i)
                                                                                                         (2,723)(j)
  Retained earnings...........     442,955       62,229      (62,229)(c)    442,955        12,850        (9,463)(i)      442,955
                                                                                                         (3,387)(j)
  Less:
  Treasury and unearned
    restricted stock..........     (30,896)                                 (30,896)                     16,695 (g)      (14,201)
                                ----------   ----------   -----------     ----------   ------------   -----------    ------------
        Total Stockholders'
          Equity..............     706,016      110,817       (6,564)       810,269        20,439        (4,265)         826,443
                                ----------   ----------   -----------     ----------   ------------   -----------    ------------
        Total Liabilities and
          Equity..............  $8,145,838   $1,850,019    $  21,444    $10,017,301      $189,598       $(4,265)     $10,202,634
                                ----------   ----------   -----------     ----------   ------------   -----------    ------------
                                ----------   ----------   -----------     ----------   ------------   -----------    ------------



  See notes to unaudited pro forma combined condensed statement of condition.

                         FIRST ALABAMA BANCSHARES, INC.

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                             STATEMENT OF CONDITION
                      (IN THOUSANDS EXCEPT SHARE AMOUNTS)


     (a) These amounts reflect the revaluation of assets and liabilities of Secor in accordance with purchase accounting treatment. Current market values of investment securities were determined using publicly quoted prices. Certain long-term fixed rate loans and deposits were valued based on prevailing market interest rates. The final purchase accounting adjustments may vary to the extent that the market values of these assets and liabilities change. The addition to the allowance for loan losses reflects the use of potential strategies for more rapid disposition and recovery of certain classified assets.



     Net assets acquired:





          Stockholders' equity after adjustment(b).......................  $ 80,902
          Fair value and pre-closing adjustments:
            Investments..................................................    17,629
            Loans........................................................     6,130
            Allowance for loan losses....................................    (2,400)
            Premises and equipment.......................................       292
            Other real estate............................................      (439)
            Excess purchase price........................................     8,987
            Deferred tax asset...........................................    20,000
            Interest bearing deposits....................................   (12,645)
            Other borrowed money.........................................    (7,363)
                                                                           --------
                                                                             30,191
          Deferred taxes at 35% on applicable items......................     1,160
                                                                           --------
                                                                           $112,253
                                                                           --------
                                                                           --------



     The expected increase (decrease) for each of the twelve months ended December 31, indicated below, on future income before taxes of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the Merger was consummated on January 1, 1992, are as follows:


          1992............................................................  $   527
          1993............................................................      399
          1994............................................................    1,136
          1995............................................................   (2,440)
          1996............................................................   (2,936)



     (b) To reflect the exercise of outstanding stock options and payment to the FDIC of $30.8 million for warrants to acquire a 25% equity interest in Secor.


     (c) Elimination of Secor capital accounts resulting from purchase accounting.


     (d) Upon consummation of the Merger, each holder of Secor Common Stock received the equivalent of 0.684 of a share of First Alabama Common Stock. The Merger was accounted for as a purchase. The unaudited pro forma financial statements have been prepared assuming that First Alabama

                        FIRST ALABAMA BANCSHARES, INC.

               NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                    STATEMENT OF CONDITION -- (CONTINUED)

issued 3,220,162 shares of First Alabama Common Stock to the holders of Secor Common Stock.

            Cost of Merger:
              Stock consideration issued to Secor stockholders.........................   $104,253
              Estimated acquisition costs..............................................      8,000
                                                                                          --------
                                                                                          $112,253
                                                                                          --------
                                                                                          --------

        (e) Accrual of estimated Merger related expenses and other miscellaneous liabilities.

        (f) To reflect the exercise of options to purchase 93,568 shares of Marianna common stock at $3.75 each.

        (g) To reflect the exchange of 490,133 shares of First Alabama Common Stock for all the outstanding shares and options of Marianna, assuming a market price for First Alabama Common Stock of $33.00 per share. The First Alabama Common Stock exchanged is reflected as being reissued from treasury stock.

        (h) Purchase of all outstanding stock and options (less the option exercise price of $6.58 each) of DeFuniak Springs for $15.58 per share.

        (i) Elimination of Marianna capital accounts resulting from purchase accounting.

        (j) Elimination of DeFuniak Springs capital accounts resulting from purchase accounting.

                         FIRST ALABAMA BANCSHARES, INC.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 1993




                                                                                                     FIRST ALABAMA,
                                                                            FIRST                        SECOR,
                                                                           ALABAMA                     AND OTHER
                                                        ADJUSTMENTS       AND SECOR                   ACQUISITIONS
                                    FIRST                INCREASE         PRO FORMA      OTHER         PRO FORMA
                                   ALABAMA     SECOR    (DECREASE)        COMBINED    ACQUISITIONS      COMBINED
                                   --------   -------   -----------       ---------   ------------   --------------
                                                         (IN THOUSANDS EXCEPT PER SHARE DATA)

Interest income..................  $413,094  $112,170     $(3,658)(c)     $519,028      $  10,016       $529,044
                                                             (894)(e)
                                                           (1,684)(f)
Interest expense.................   158,519    72,026        (506)(a)      225,374         4,510         229,884
                                                           (4,665)(c)
                                   --------   -------   -----------       ---------   ------------   --------------
Net interest income..............   254,575    40,144      (1,065)         293,654         5,506         299,160
Provision for loan losses........    17,401     1,250                       18,651           100          18,751
Noninterest income...............    97,390     6,416                      103,806         1,099         104,905
Noninterest expense..............   209,632    34,714        (675)(b)      244,326         3,492         247,818
                                                              709 (c)
                                                              (54)(e)
                                   --------   -------   -----------       ---------   ------------   --------------
Income before income
  taxes..........................   124,932    10,596      (1,045)         134,483         3,013         137,496
Provision for income taxes.......    40,946       345       2,931 (d)       44,222         1,096          45,318
                                   --------   -------   -----------       ---------   ------------   --------------
      Net income.................  $ 83,986   $10,251     $(3,976)        $ 90,261      $  1,917        $ 92,178
                                   --------   -------   -----------       ---------   ------------   --------------
                                   --------   -------   -----------       ---------   ------------   --------------
Earnings per common
  share..........................  $   2.26                               $   2.23                      $   2.26
                                   --------                               ---------                  --------------
                                   --------                               ---------                  --------------
Average common shares
  outstanding....................    37,167                                 40,387                        40,877
                                   --------                               ---------                  --------------
                                   --------                               ---------                  --------------



   See notes to unaudited pro forma combined condensed statements of income.

                         FIRST ALABAMA BANCSHARES, INC.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     TWELVE MONTHS ENDED DECEMBER 31, 1992




                                                                                                     FIRST ALABAMA,
                                                                            FIRST                        SECOR,
                                                                           ALABAMA                     AND OTHER
                                                          ADJUSTMENTS     AND SECOR                   ACQUISITIONS
                                     FIRST                 INCREASE       PRO FORMA      OTHER         PRO FORMA
                                    ALABAMA     SECOR     (DECREASE)      COMBINED    ACQUISITIONS      COMBINED
                                    --------   --------   -----------     ---------   ------------   --------------
                                                         (IN THOUSANDS EXCEPT PER SHARE DATA)

Interest income...................  $536,747   $156,132     $(5,353)(c)   $684,206      $ 14,664        $698,870
                                                               (780)(e)
                                                             (2,540)(f)
Interest expense..................   224,068    111,832        (675)(a)    328,345         7,558         335,903
                                                             (6,880)(c)
                                    --------   --------   -----------     ---------   ------------   --------------
  Net interest income.............   312,679     44,300      (1,118)       355,861         7,106         362,967
Provision for loan losses.........    27,072      4,788                     31,860           322          32,182
Noninterest income................   119,077     19,585                    138,662         1,725         140,387
Noninterest expense...............   264,659     52,653        (900)(b)    316,936         4,967         321,903
                                                              1,001 (c)
                                                               (477)(e)
                                    --------   --------   -----------     ---------   ------------   --------------
  Income before income taxes and
    extraordinary item............   140,025      6,444        (742)       145,727         3,542         149,269
Provision for income taxes........    44,977        876       1,123 (d)     46,976         1,298          48,274
                                    --------   --------   -----------     ---------   ------------   --------------
  Income before extraordinary
    item..........................  $ 95,048   $  5,568     $(1,865)      $ 98,751      $  2,244        $100,995
                                    --------   --------   -----------     ---------   ------------   --------------
                                    --------   --------   -----------     ---------   ------------   --------------
Earnings per common
  share...........................  $   2.60                              $   2.48                      $   2.51
                                    --------                              ---------                  --------------
                                    --------                              ---------                  --------------
Average common shares
  outstanding.....................    36,532                                39,752                        40,242
                                    --------                              ---------                  --------------
                                    --------                              ---------                  --------------



   See notes to unaudited pro forma combined condensed statements of income.

                         FIRST ALABAMA BANCSHARES, INC.

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                              STATEMENTS OF INCOME

(a) Elimination of interest expense on Secor Convertible Debentures assumed to have been converted as of January 1, 1992.

(b) Elimination of depreciation expense on Secor fixed assets disposed of in connection with the Merger.


(c) Amortization of purchase accounting adjustments of loans, investments, excess purchase price, interest-bearing deposits, and other borrowed money in connection with the Secor acquisition.


(d) To reflect the income tax provision at First Alabama's effective tax rate prior to the Merger.

(e) Elimination of amortization of intangibles and other existing Secor purchase accounting adjustments written off at acquisition.


(f) Loss of income on earning assets used to fund payment by Secor for purchase of the warrants held by the FDIC ($30.8 million) based on the average rates earned on those assets during the periods presented.